================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549




                                    FORM 8-K


                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




                        Date of Report: February 5, 2003



                                    QLT Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its Charter)





British Columbia, Canada           000-17082                         N/A
------------------------           ---------                 -------------------
    (Jurisdiction of       (Commission File Number)             (IRS Employer
     Incorporation)                                          Identification No.)





                                    QLT Inc.,
                             887 Great Northern Way,
                        Vancouver, B.C., CANADA, V5T 4T5
                                 (604) 707-7000
    -------------------------------------------------------------------------
               (Address, including zip code, and telephone number,
              including area code, of principal executive offices)


================================================================================

ITEM 5.     OTHER EVENTS

            QLT announced 2002 fourth quarter and full-year earnings per share, excluding special charges, of Canadian $0.16 and $0.47, respectively. In reporting its earnings on a GAAP basis, QLT reported a write-down of an equity investment, as well as a previously disclosed restructuring charge. Based on 2002 results, QLT announced 2003 sales guidance, in the range of US$310 -335 million, and 2003 EPS guidance in the range of Canadian $0.53 to $0.68. All particulars are set out in the Press Release filed herewith.

            QLT also announced today that, beginning with the filing of its 10-K for 2002, it will report under US GAAP and in US currency in future filings.


ITEM 7.     EXHIBITS

Exhibit
Number      Description
-------     ------------
99.1        Press release dated February 5, 2003

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorised.







                                                              QLT Inc.
                                                    ----------------------------
                                                                    (Registrant)




Date    February 5, 2003            By           /s/ Paul J. Hastings
     ----------------------            -----------------------------------------
                                                                     (Signature)
                                       Paul J. Hastings
                                       President and Chief Executive Officer